UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2005

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     With respect to fiscal 2004, the Compensation Committee of our Board of Directors has approved the following bonuses to the persons listed below, each of whom is expected to be a Named Executive Officer for purposes of our 2005 proxy statement and Annual Report on Form 10-K. The amounts were determined by the Compensation Committee, in its discretion, based on both individual and company performance.

Named
Executive Officer	Title	2004 Bonus

Kevin C. Cameron	Chief Executive Officer	$402,000

Roger C. Holstein	CEO, WebMD Health and former Chief Executive Officer of WebMD Corporation	$402,000

Andrew C. Corbin	Executive Vice President and Chief Financial Officer	$270,000

Wayne T. Gattinella	President, WebMD Health	$300,000

Tony G. Holcombe	President	$300,000

Charles A. Mele	Executive Vice President, General Counsel & Secretary	$300,000

Martin J. Wygod	Chairman of the Board	$402,000

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: March 11, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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